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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       November 9, 2006 (November 8, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

               Texas                     1-6402-1              74-1488375
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   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)             File Number)       Identification No.)

           1929 Allen Parkway Houston, Texas                     77019
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 8, 2006, Service Corporation International issued a press release reporting its financial results for the third quarter of 2006. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 8, 2006, Service Corporation International issued a press release announcing that the Board of Directors declared a quarterly cash dividend of three cents per share of common stock, representing a 20% increase from the prior quarterly cash dividend of two and one-half cents per share.

The attached Exhibit 99.2 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d) The following exhibits are included with this report

        EXHIBIT NO.                           DESCRIPTION
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            99.1       Press Release, dated November 8, 2006 reporting third
                       quarter 2006 financial results

            99.2 Press Release, dated November 8, 2006 declaring quarterly dividend

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2006                               Service Corporation International

                                               By: /s/ Eric D. Tanzberger
                                                   -----------------------------
                                                   Eric D. Tanzberger
                                                   Senior Vice President and
                                                   Corporate Controller